                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2006

                            RIM SEMICONDUCTOR COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)


              Utah                                      95-4545704
-----------------------------------------------------------------------------
  (State or other jurisdiction                        (IRS Employer
       of incorporation)                           Identification No.)

                                    000-21875
                          ----------------------------
                            (Commission File Number)

                 305 NE 102ND AVE, SUITE 105, PORTLAND, OR 97220
          (Address of principal executive offices, including Zip Code)

                                 (503) 257-6700
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On January 25, 2005, Rim Semiconductor Company (the "Company") entered into a Bridge Loan Agreement (the "Loan Agreement"), dated as of January 24, 2006, with Double U Master Fund, L.P., an institutional investor (the "Lender"), pursuant to which the Lender loaned to the Company $750,000. After the payment of transaction related fees and expenses, the Company received net proceeds of $672,500. Of this amount, $130,000 was advanced in December 2005 and used to effect the Company's previously reported repurchase from Zaiq Technologies, Inc. of a promissory note issued by the Company that had a principal balance of approximately $1.2 million and 499,854 shares of the Company's common stock. Such transaction was reported in the Company's Current Report on Form 8-K filed on December 23, 2005. The remaining net proceeds will be used for general corporate purposes.

To secure the Company's obligations under the Loan Agreement, the Company granted a security interest in substantially all of its assets, including without limitation, its intellectual property, in favor of the Lender under the terms and conditions of a Security Interest Agreement (the "Security Agreement") dated as of the date of the Loan Agreement. The security interest terminates upon payment or satisfaction of all of the Company's obligations under the Loan Agreement. Pursuant to the Loan Agreement, the Company issued to the Lender secured promissory notes in the aggregate principal amount of $810,000 (collectively the "Notes"), representing an original issue discount of 8%. The Notes will mature on the date (the "Maturity Date") which is the earlier of (i) May 25, 2006 or (ii) the date the Company effects a subsequent financing that, individually or when combined with other financings completed by the Company after January 24, 2006, results in gross proceeds to the Company of at least $2 million. Prior to the Maturity Date, the Company may, at its option, prepay the Notes in whole or in part. If not paid at maturity, interest on the Notes will accrue at 14% per annum from the Maturity Date until the actual date of payment. Under the terms of the Note, the holder may declare the Note immediately due and payable upon the occurrence of an event of default (as defined in the Notes), including without limitation the following: (i) the Company's failure to pay principal or other amounts due under the Note when due, (ii) the Company's material breach of any of its representations or warranties made in the Loan Agreement, the Notes or the other transaction documents, (iii) the Company's failure to observe any undertaking contained in the Notes or the other transaction documents in a material respect if such failure continues for 30 calendar days after notice, (iv) the Company's insolvency or liquidation or a bankruptcy event, or (v) the entry of a money judgment, writ of attachment or similar process in excess of $750,000 if such judgment, writ of attachment or similar process remains unvacated for 60 days.

In connection with the Loan Agreement, the Company issued to the Lender warrants expiring in January 2011 to purchase up to 7,500,000 shares of the Company's common stock at an exercise price of $0.10 per share (the "Bridge Loan Warrants"). The exercise price of the Bridge Loan Warrants is subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger or if, prior to the expiration of the exercise period, the Company effects a subsequent financing transaction in which the per share purchase price of any common stock, the conversion price of any securities convertible into common stock, or the exercise price of any warrants, sold or issued in such transaction is lower than the exercise price of the Bridge Loan Warrants. The holder of the Bridge Loan Warrant is entitled to exercise the warrant on a cashless basis at any time following the first anniversary of its issuance unless, at the time of exercise, there is an effective registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Bridge Loan Warrant.

The note and warrant issued in this transaction, and the common stock issuable upon exercise of the warrant, have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company is not under any obligation to register any of such securities. The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as a transaction not involving a public offering.

The foregoing description is qualified in its entirety by reference to the Bridge Loan Agreement, Form of Note, Form of Bridge Loan Warrant and Security Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Except to the extent that the Lender was the purchaser of $225,000 principal amount of the Company's 7% Secured Convertible Debentures due May 2008 (the "Debentures"), and is the holder of Class A warrants and Class B warrants (issued in connection with the purchase of the Debentures) to purchase 1,454,428 and 727,214 shares, respectively, of Company common stock, there is no material relationship between the Lender, on the one hand, and the Company or any of its affiliates, on the other hand. See the Company's Registration Statement on Form SB-2/A (Reg. No. 333-12648) and the Prospectus filed by the Company dated August 1, 2005 for a description of the Debentures and the Company's agreements with the holders thereof.

ITEM 8.01. OTHER EVENTS

The security interest in all of the Company's assets that was granted by the Company in May 2005 to the holders of the Debentures has now been released. Under the terms of the Security Interest Agreement, dated as of May 26, 2005, among the secured parties named therein, the Company and Krieger & Prager LLP, as agent for the secured parties, the security interest was released on the date on which less than one-third of the original principal amount of the Debentures remained outstanding. Because, as of January 25, 2006, less than 15% of the Debentures remained outstanding (the remainder having been converted by their holders into common stock of the Company), the security interest has terminated.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

10.1 Bridge Loan Agreement, dated as of January 24, 2006 between Rim Semiconductor Company and Double U Master Fund, L.P.
10.2           Form of Note Issued in Connection with the Bridge Loan Agreement
10.3           Form of Warrant Issued in Connection with the Bridge Loan
               Agreement
10.4 Security Interest Agreement, dated as of January 24, 2006 among Rim Semiconductor Company, Double U Master Fund, L.P. (the "Secured Party") and Krieger & Prager, LLP, as agent for the Secured Party

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Rim Semiconductor Company


Dated: January 30, 2006                By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer


                                  EXHIBIT INDEX
EXHIBIT
NUMBER          DESCRIPTION
------          -----------
10.1            Bridge Loan Agreement, dated as of January 24, 2006 between
                Rim Semiconductor Company and Double U Master Fund, L.P.
10.2            Form of Note Issued in Connection with the Bridge Loan Agreement
10.3            Form of Warrant Issued in Connection with the Bridge Loan
                Agreement
10.4            Security Interest Agreement, dated as of January 24, 2006 among
                Rim Semiconductor Company, Double U Master Fund, L.P. (the
                "Secured Party") and Krieger & Prager, LLP, as agent for the
                Secured Party